Supplemental Agreement No. 83

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of May 13, 2013, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-7H4 aircraft (737-7H4 Aircraft) and 737-8H4 aircraft (737-8H4 Aircraft); and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Boeing and Buyer agree to amend the Purchase Agreement by substituting the purchase of five (5) Boeing Model 737-800 aircraft in place of the five (5) undelivered firm Block 700LUV Aircraft identified in the table immediately below pursuant to Letter Agreement SWA-PA-1810-LA-1105883, “Aircraft Model Substitution,” to the Purchase Agreement. In addition, the parties agree to revise the MSN for the Block 700LUV Aircraft with delivery month of October 2014 that was previously identified as 36934.

Delivery Month	Quantity	Manufacturer Serial Number (MSN)
Oct-2014	1	38806 (previously 36934)
Nov-2014	2	36971, 37043
Dec-2014	2	37045, 37037

WHEREAS, Boeing and Buyer agree to amend the Purchase Agreement by revising the delivery month of eight (8) Block 700LUV Aircraft as identified in the table immediately below.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-83-1

Delivery Month	Revised Delivery Month	MSN
Jan-2017	Feb-2017	36970
Jul-2017	Mar-2017	36946
Jul-2017	Mar-2017	36949
Aug-2017	May-2017	36944
Jun-2018	Mar-2018	36928
Jun-2018	Apr-2018	36952
Aug-2018	Apr-2018	36954
Sep-2018	May-2018	36957

WHEREAS, Boeing and Buyer agree to amend the Purchase Agreement by substituting the purchase of thirty (30) Boeing Model 737-8 aircraft in place of the thirty (30) undelivered firm Block 700LUV Aircraft identified in the table immediately below (Subject Firm Aircraft) pursuant to Letter Agreement 6-1162-KJJ-057, “Product Development Matters,” to the Purchase Agreement. The Subject Firm Aircraft will be moved to Purchase Agreement No. PA-03729 between Boeing and Buyer together with certain business considerations applicable to the Subject Firm Aircraft.

Delivery Month	Quantity	Manufacturer Serial Number (MSN)
Feb-2017	1	35970
Mar-2017	2	35968, 35972
Apr-2017	1	36736
May-2017	1	33941
Jun-2017	1	35963
Jul-2017	1	36733
Aug-2017	2	36929, 36979
Sep-2017	3	35971, 36930, 36984
Oct-2017	2	36934, 36988
Nov-2017	1	36989
Jan-2018	1	42544
Mar-2018	1	42546
Apr-2018	2	38804, 42547
May-2018	3	38805, 36729, 42548
Jun-2018	2	37019, 42549
Jul-2018	2	37042, 42550
Aug-2018	1	42551
Sep-2018	2	37034, 42552
Oct-2018	1	42553

WHEREAS, Boeing and Buyer agree to amend the Purchase Agreement by substituting the option to purchase forty-one (41) Boeing Model 737-8 aircraft in place of the forty-one (41) undelivered Option Aircraft (as described in Letter Agreement SWA-PA-1810-LA-1105884R1 to the Purchase Agreement) identified in the table immediately below (Subject Option Aircraft) pursuant to Letter Agreement 6-1162-KJJ-057, “Product Development Matters,” to the Purchase Agreement. The Subject Option Aircraft will be moved to Purchase Agreement No. 3729 between Boeing and Buyer together with certain business considerations applicable to the Subject Option Aircraft.

P.A. No. 1810	SA-83-2

Delivery Month	Quantity
Jul-2014	1
Aug-2014	2
Sep-2014	2
Jan-2015	1
May-2015	1
Jun-2015	2
Jul-2015	2
Aug-2015	1
Feb-2017	1
Mar-2017	1
Apr-2017	1
Jul-2017	2
Aug-2017	1
Sep-2017	2
Oct-2017	2
Nov-2017	2
Dec-2017	1
Jan-2018	1
Feb-2018	1
Mar-2018	2
Apr-2018	1
Jul-2018	1
Sep-2018	2
Oct-2018	2
Nov-2018	3
Dec-2018	3

WHEREAS, ***

WHEREAS, Boeing and Buyer agree that ***

P.A. No. 1810	SA-83-3

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.The Table of Contents of the Purchase Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference.

2.Table 1a, “Aircraft Delivery, Description, Price and Advance Payments – Block 700LUV Aircraft,” to the Purchase Agreement is deleted in its entirety and a new Table 1b is attached hereto and incorporated into the Purchase Agreement by this reference.

3. Table 1c, “Aircraft Information Table – Block 800LUV Aircraft (non-ETOPS Configuration),” to the Purchase Agreement is deleted in its entirety and a new Table 1b is attached hereto and incorporated into the Purchase Agreement by this reference.

4.Attachment B to Exhibit E, “Buyer Furnished Equipment Variables,” of the Purchase Agreement is deleted in its entirety and a new Attachment B (identified by “SA-83”) is attached hereto and incorporated into the Purchase Agreement by this reference.

5.Letter Agreement SWA-PA-1810-LA-1001315R1, *** to the Purchase Agreement is deleted in its entirety and replaced with a revised Letter Agreement SWA-PA-1810-LA-1003490R2, attached hereto and incorporated in the Purchase Agreement by this reference.

6.Attachment A to Letter Agreement No. SWA-PA-1810-LA-1001315R2, ***to the Purchase Agreement is deleted in its entirety and a new Attachment A (identified by “SA-83”) is attached hereto and incorporated into the Purchase Agreement by this reference.

7.Attachment B to Letter Agreement No. SWA-PA-1810-LA-1105884R1, “Option Aircraft,” to the Purchase Agreement is deleted in its entirety and a new Attachment B (identified by “SA-83”) is attached hereto and incorporated into the Purchase Agreement by this reference.

8.Letter Agreement SWA-PA-1810-LA-11105885, *** to the Purchase Agreement is deleted in its entirety and replaced with a revised Letter Agreement SWA-PA-1810-LA-11105885R1, attached hereto and incorporated in the Purchase Agreement by this reference.

9.Letter Agreement SWA-PA-1810-LA-1105888R2, *** to the Purchase Agreement is deleted in its entirety and replaced with a revised Letter Agreement SWA-PA-1810-LA-1105888R3, attached hereto and incorporated in the Purchase Agreement by this reference.

New Letter Agreement SWA-PA-01810/03729-LA-1301169, *** is attached hereto and, by this reference, incorporated into the Purchase

P.A. No. 1810	SA-83-4

Agreement, ***
10.If Buyer owes Boeing any additional Advance Payment amounts as a result of the execution of this Supplemental Agreement, Buyer will pay such amounts to Boeing.   If as a result of the execution of this Supplemental Agreement, there is any excess in Advance Payments made by Buyer to Boeing, Boeing will retain such excess amounts until the next Advance Payment is due, at which time Buyer may reduce the amount of such Advance Payment by the amount of such excess.  A reconciliation regarding changes in Advance Payments arising from this Supplemental Agreement will be provided separately to Buyer by Boeing.

11.This Supplemental Agreement is contingent upon the prior execution of Supplemental Agreement No. 82 to the Purchase Agreement and must be executed by Boeing and Customer concurrently with Supplemental Agreement No. 2 to Purchase Agreement No. PA-03729 on or before May 17, 2013.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                SOUTHWEST AIRLINES CO.

By: /s/ Jeff Solomon	By: /s/ Michael Van de Ven
Its: Attorney‑In‑Fact	Its: Executive Vice President

P.A. No. 1810	SA-83-5

Page	SA
Number	Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-82

2.	Delivery, Title and Risk
	of Loss	2-1	SA-28

3.	Price of Aircraft	3‑1	SA-82

4.	Taxes	4-1

5.	Payment	5‑1

6.	Excusable Delay	6‑1

7.	Changes to the Detail
	Specification	7-1	SA-73

8.	Federal Aviation Requirements and
	Certificates and Export License	8-1

9.	Representatives, Inspection,
	Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10‑1

11.	Termination for Certain Events	11‑1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance	12-1

13.	Buyer Furnished Equipment and
	Spare Parts	13-1

14.	Contractual Notices and Requests	14‑1

15.	Miscellaneous	15‑1

P.A. No. 1810	i
K/SWA		SA-83

SA Number

TABLE

1a	Aircraft Information Table – Block 700LUV Aircraft	SA-83

1b	Aircraft Information Table – Block 800LUV Aircraft	SA-82

1c	Aircraft Information Table – Block 800LUV Aircraft	SA-83
(non-ETOPS Configuration)

EXHIBITS

A-5	Aircraft Configuration – Block 700LUV Aircraft	SA-75

A-6	Aircraft Configuration – Block 800LUV Aircraft	SA-75

A-7	Aircraft Configuration – Block 800LUV Aircraft	SA-82
(non-ETOPS Configuration)

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment	SA-75
Provisions Document
Attachment A – 737-7H4 Aircraft (through 2012)
	Attachment B – 737-8H4 Aircraft (2012-2018)	SA-83

F	Defined Terms Document

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii
K/SWA	SA-83

SA Number

RESTRICTED LETTER AGREEMENTS

6‑1162‑RLL‑932R3	***	SA-75

6‑1162‑RLL‑934R5	Disclosure of Confidential	SA-75
Information

6‑1162‑RLL‑941R3	Other Matters	SA-75

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

SWA-PA-1810-LA-1001315R2	***	SA-83
	Attachment A	SA-83

SWA-PA-1810-LA-1003498 R1	***	SA-75

SWA-PA-1810-LA-1003490R2	***	SA-82

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105884R1	Option Aircraft	SA-75
Attachment B–Option Aircraft Information Table SA-83

SWA-PA-1810-LA-1105885R1	***	SA-83

SWA-PA-1810-LA-1105886R1	***	SA-82

SWA-PA-1810-LA-1105887	***	SA-75

P.A. No. 1810	iii
K/SWA	SA-83

SA Number

SWA-PA-1810-LA-1105888R3	***	SA-83

SWA-PA-1810-LA-1105889	***	SA-75

SWA-PA-01810/03729-LA-1301169	***	SA-83

ADDITIONAL LETTERS (FOR REFERENCE) – INACTIVE (as of SA-82)
6-1162-MSA-288	Business Offer – Enhanced Ground Proximity
Warning System (EGPWS) – Activiation – Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer – ACARS package
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
1	Aircraft Information Table	SA-75	Inactive
2	Option Aircraft Information Table	SA-74	Deleted under SA-75

EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration – 737-700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737-700 Block T-W-2c	SA-36	Inactive
A-2	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-61	Inactive

P.A. No. 1810	iv
K/SWA	SA-83

A-4	Aircraft Configuration - 737-700 Block T-W-2b Aircraft	SA-66	Inactive
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75
D	Price Adjustment Due to Economic Fluctuations – Aircraft Price Adjustment (July 1992 Base Price)		Inactive
D-1	Price Adjustment Due to Economic Fluctuations – Aircraft Price Adjustment (July 1999 Base Price)	SA-13	Inactive
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6‑1162‑RLL‑933R21	Option Aircraft	SA-60	Deleted under SA-75
6‑1162‑RLL‑935R1	Performance Guarantees	SA-1	Inactive
6‑1162‑RLL‑936R4	Certain Contractual Matters	SA-4	Inactive
6‑1162‑RLL‑937	Alternate Advance Payment Schedule		Inactive
6‑1162‑RLL‑938	***		Inactive
6‑1162‑RLL‑939R1	Certification Flight Test Aircraft	SA-1	Inactive
6‑1162‑RLL‑940R1	Training Matters	SA-1	Inactive
6‑1162‑RLL‑942	Open Configuration Matters		Inactive
6‑1162‑RLL‑943R1	Substitution Rights	SA-6	Deleted under SA 75
6‑1162‑RLL‑944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive

P.A. No. 1810	v
K/SWA	SA-83

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive
6-1162-JMG-747R1	***	SA-36	Inactive
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA-1000419	***	SA-64	Inactive
6-1162-NIW-890R1	***	SA-75 SA-39	Inactive
6-1162-KJJ-054R2	Business Matters	SA-75	Inactive
6-1162-JMG-669R9	***	SA-75 SA-75 SA-54	Inactive
SWA-PA-1810-LA-02710R1	***	SA-72	Inactive

P.A. No. 1810	vi
K/SWA	SA-83

Table 1a to
Purchase Agreement No. PA-1810
Aircraft Delivery, Description, Price and Advance Payments
Block 700LUV Aircraft

Airframe Model/MTOW:	737-700	154500 pounds	Detail Specification:	D019A001SWA37P-1 Rev New
Engine Model/Thrust:	CFM56-7B24	24000 pounds	Base Aircraft Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Base Aircraft Price:		***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Special Features:		***
Sub-Total of Aircraft Base Price and Features:		***	Aircraft Price Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jan-2015	2	***	36899, 42535	***	***	***	***	***
Feb-2015	3	***	36901, 36722, 42536	***	***	***	***	***
Mar-2015	4	***	36902, 36936, 36727, 42537	***	***	***	***	***
Apr-2015	4	***	36649, 36652, 38815, 42538	***	***	***	***	***
May-2015	3	***	36903, 38817, 42539	***	***	***	***	***
Jun-2015	3	***	36906, 36654, 42540	***	***	***	***	***
Jul-2015	2	***	36655, 42541	***	***	***	***	***
Aug-2015	3	***	36656, 35967, 42542	***	***	***	***	***
Sep-2015	3	***	36657, 36730, 42543	***	***	***	***	***
Oct-2015	3	***	36937, 35974, 33940	***	***	***	***	***
Nov-2015	3	***	35975, 36715, 36940	***	***	***	***	***
Dec-2015	3	***	36941, 36734, 35976	***	***	***	***	***
Jan-2016	2	***	36650, 36735	***	***	***	***	***
Feb-2016	3	***	36904, 36932, 36737	***	***	***	***	***
Mar-2016	2	***	36651, 36738	***	***	***	***	***
Apr-2016	3	***	36653, 36938, 36723	***	***	***	***	***

SWA-PA-01810	Boeing Proprietary	Page	1
58928, 60268-1F.TXT		SA-83

Table 1a to
Purchase Agreement No. PA-1810
Aircraft Delivery, Description, Price and Advance Payments
Block 700LUV Aircraft

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
May-2016	3	***	36658, 36939, 33937		***	***	***	***	***
Jun-2016	1	***	36916		***	***	***	***	***
Jul-2016	3	***	36921, 36945, 33942		***	***	***	***	***
Aug-2016	4	***	36678, 36661, 35965, 36728		***	***	***	***	***
Sep-2016	3	***	36977, 36923, 41530		***	***	***	***	***
Oct-2016	3	***	36666, 38812, 38813		***	***	***	***	***
Nov-2016	3	***	36670, 38814, 41531		***	***	***	***	***
Dec-2016	1	***	38816		***	***	***	***	***
Jan-2017	2	***	42532, 36910	Note 1	***	***	***	***	***
Feb-2017	2	***	36969, 36970		***	***	***	***	***
Feb-2017	1	***	36922	Note 1	***	***	***	***	***
Mar-2017	1	***	36972		***	***	***	***	***
Mar-2017	2	***	36946, 36949	Note 1	***	***	***	***	***
Apr-2017	1	***	36974		***	***	***	***	***
Apr-2017	1	***	36927	Note 1	***	***	***	***	***
May-2017	1	***	36975		***	***	***	***	***
May-2017	2	***	36925, 36944	Note 1	***	***	***	***	***
Jun-2017	1	***	36976		***	***	***	***	***
Jun-2017	1	***	36943	Note 1	***	***	***	***	***
Jan-2018	1	***	36926	Note 1	***	***	***	***	***
Feb-2018	1	***	42545		***	***	***	***	***
Feb-2018	1	***	42533	Note 1	***	***	***	***	***
Mar-2018	2	***	42534, 36928	Note 1	***	***	***	***	***
Apr-2018	3	***	36968, 36952, 36954	Note 1	***	***	***	***	***
May-2018	2	***	36951, 36957	Note 1	***	***	***	***	***
Total:	92

Notes:
1) The Advance Payment Base Price is determined using the escalation factor from Boeing's 4th Qtr 2011 forecast.

SWA-PA-01810	Boeing Proprietary	Page	2
58928, 60268-1F.TXT		SA-83

Table 1c to
Purchase Agreement No. PA-1810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Airframe Model/MTOW:	737-800	174200 pounds		Detail Specification:	D019A001SWA38P-1 Rev C (3/29/2013)
Engine Model/Thrust:	CFM56-7B27	27300 pounds	Note 1	Base Aircraft Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Base Aircraft Price:		***		Engine Price Base Year/Escalation Formula:	N/A	N/A
Special Features:	***
Add'l Features/Changes	***
Total Special Features (Exhibit A-7)		***
Sub-Total of Airframe and Features:		***		Aircraft Price Escalation Data:
Engine Price (Per Aircraft):		***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Sep-2013	1	***	36933	***		***	***	***	***	***
Oct-2013	2	***	36912, 36914	***		***	***	***	***	***
Nov-2013	3	***	36915, 33939, 42526	***		***	***	***	***	***
Dec-2013	3	***	36917, 36919, 36731	***		***	***	***	***	***
Mar-2014	1	***	37004	***		***	***	***	***	***
Apr-2014	4	***	42384, 36894, 36895, 36896	***		***	***	***	***	***
May-2014	3	***	36897, 42385, 42521	***		***	***	***	***	***
Jun-2014	3	***	36898, 36905, 42522	***		***	***	***	***	***
Jun-2014	2	***	tbd, tbd	***	OPEX	***	***	***	***	***
Jul-2014	2	***	42523, 36911	***		***	***	***	***	***
Jul-2014	3	***	tbd, tbd, tbd	***	OPEX	***	***	***	***	***
Aug-2014	4	***	36907, 42524,35973, 42525	***		***	***	***	***	***

SWA-PA-01810	Boeing Proprietary	SA-83
63879 / 63887 / 64110 / 64111		Page	1

Table 1c to
Purchase Agreement No. PA-1810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Sep-2014	4	***	36935, 42528, 42527, 42531	***		***	***	***	***	***
Oct-2014	3	***	36909, 36732, 36920	***		***	***	***	***	***
Oct-2014	1	***	38806	***		***	***	***	***	***
Nov-2014	2	***	36971, 37043	***		***	***	***	***	***
Dec-2014	2	***	37037, 37045	***		***	***	***	***	***
Dec-2014	2	***	42529, 42530	***		***	***	***	***	***
Total:	45

Notes:
1) ***
.
2) The sub-block identifier is used to denote applicability of certain business terms as referenced in Letter Agreement SWA-PA-1810-LA-1105888R2 to the Purchase Agreement.

SWA-PA-01810	Boeing Proprietary	SA-83
63879 / 63887 / 64110 / 64111		Page	2

Attachment B to Exhibit E of PA 1810

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL737-7H4 and 737-8H4 AIRCRAFT

This Attachment B to Exhibit E of Purchase Agreement No. 1810 contains supplier selection dates, preliminary on-dock dates and other requirements applicable to the 737-7H4 Aircraft and 737-8H4 Aircraft.

1.Supplier Selection for 737-8H4 Aircraft.
Buyer will select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	~~March 1, 2011~~ Completed

Galley Inserts	~~March 1, 2011~~ Completed

Seats (passenger)	~~January 17, 2011~~ Completed
Miscellaneous Emergency Equipment	~~March 1, 2011~~ Completed

2.Preliminary On-dock Dates for 737-7H4 Aircraft & 737-8H4 Aircraft.
For planning purposes, preliminary BFE on-dock dates are set forth below:

Attachment B to Exhibit E of PA 1810		SA-83
	BOEING PROPRIETARY	Page	1

Preliminary On-Dock Dates Month of Delivery
Item	Mar 2012	Apr 2012	May 2012	Jun-2012	Jul 2012	Aug 2012	Sep 2012
Seats	1/23/2012	2/21/2012	3/22/2012	4/20/2012	5/22/2012	6/21/2012	7/23/2012
Galleys/Furnishings	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Antennas & Mounting Equipment	11/23/2011	12/21/2011	1/23/2012	2/20/2012	3/22/2012	4/20/2012	5/23/2012
Avionics	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Cabin Systems Equipment	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Miscellaneous Emergency Equipment	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Textiles/Raw Material	9/29/2011	10/28/2011	12/1/2011	1/10/2012	2/9/2012	3/9/2012	4/9/2012
Cargo Systems (Singe Aisle Programs)	1/3/2012	1/31/2012	3/1/2012	3/30/2012	5/1/2012	5/31/2012	7/2/2012
Provision Kits (Single Aisle Programs)	9/2/2011	9/30/2011	11/1/2011	11/30/2011	1/3/2012	1/31/2012	3/2/2012
Radomes (Single Aisle Programs)	12/16/2011	1/13/2012	2/15/2012	3/13/2012	4/16/2012	5/14/2012	6/15/2012

Preliminary On-Dock Dates Month of Delivery
Item	Oct 2012	Nov 2012	Dec 2012	Jan-2013	Feb-2013	Mar-2013	Apr-2013
Seats	8/23/2012	9/20/2012	10/23/2012	11/20/2012	12/13/2012	1/23/2013	2/20/2013
Galleys/Furnishings	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Antennas & Mounting Equipment	6/22/2012	7/20/2012	8/23/2012	9/20/2012	10/12/2012	11/21/2012	12/20/2012
Avionics	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Cabin Systems Equipment	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Miscellaneous Emergency Equipment	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Textiles/Raw Material	5/10/2012	6/7/2012	7/11/2012	8/8/2012	8/29/2012	10/1/2012	10/29/2013
Cargo Systems (Singe Aisle Programs)	8/2/2012	8/30/2012	10/2/2012	10/30/2012	11/21/2012	1/2/2013	1/30/2013
Provision Kits (Single Aisle Programs)	4/2/2012	4/30/2012	6/1/2012	6/29/2012	7/20/2012	9/4/2012	10/1/2012
Radomes (Single Aisle Programs)	7/16/2012	8/13/2012	9/17/2012	10/12/2012	11/6/2012	12/17/2012	1/13/2013

Attachment B to Exhibit E of PA 1810		SA-83
	BOEING PROPRIETARY	Page	2

Preliminary On-Dock Dates Month of Delivery
Item	Sep 2013	Oct 2013	Nov 2013
Seats	7/23/2013	8/22/2013	9/20/2013
Galleys/Furnishings	7/16/2013	8/15/2013	9/13/2013
Antennas & Mounting Equipment	5/23/2013	6/21/2013	7/19/2013
Avionics	7/16/2013	8/15/2013	9/13/2013
Cabin Systems Equipment	7/16/2013	8/15/2013	9/13/2013
Miscellaneous Emergency Equipment	7/16/2013	8/15/2013	9/13/2013
Textiles/Raw Material	4/9/2013	5/9/2013	6/7/2013
Cargo Systems (Singe Aisle Programs)	7/2/2013	8/1/2013	8/30/2013
Provision Kits (Single Aisle Programs)	3/1/2013	4/1/2013	4/30/2013
Radomes (Single Aisle Programs)	6/17/2013	7/15/2013	8/13/2013

Preliminary On-Dock Dates Month of Delivery
Item	Dec 2013	Mar-2014	Apr 2014	May 2014	Jun 2014
Seats	10/23/2013	1/23/2014	2/20/2014	3/21/2014	4/22/2014
Galleys/Furnishings	10/16/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Antennas & Mounting Equipment	8/23/2013	11/22/2013	12/20/2013	1/21/2014	2/21/2014
Avionics	10/16/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Cabin Systems Equipment	10/16/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Miscellaneous Emergency Equipment	10/16/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Textiles/Raw Material	7/11/2013	10/1/2013	10/29/2013	11/27/2013	1/9/2014
Cargo Systems (Singe Aisle Programs)	10/2/2013	1/2/2014	1/30/2014	3/1/2014	4/2/2014
Provision Kits (Single Aisle Programs)	6/3/2013	9/3/2013	9/30/2013	11/1/2013	12/2/2013
Radomes (Single Aisle Programs)	10/11/2013	12/16/2013	1/13/2014	2/14/2014	3/14/2014

Attachment B to Exhibit E of PA 1810		SA-83
	BOEING PROPRIETARY	Page	3

Preliminary On-Dock Dates Month of Delivery
Item	Jul 2014	Aug 2014	Sep 2014	Oct 2014	Nov 2014	Dec 2014	Jan 2015
Seats	5/21/2014	6/20/2014	7/23/2014	8/21/2014	9/23/2014	10/24/2014	11/18/2014
Galleys/Furnishings	5/14/2014	6/13/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Antennas & Mounting Equipment	3/21/2014	6/13/2014	5/23/2014	6/20/2014	7/23/2014	8/25/2014	9/18/2014
Avionics	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Cabin Systems Equipment	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Miscellaneous Emergency Equipment	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Textiles/Raw Material	2/7/2014	3/10/2014	4/9/2014	5/8/2014	6/10/2014	7/14/2014	8/6/2014
Cargo Systems (Singe Aisle Programs)	5/1/2014	5/30/2014	7/2/2014	7/31/2014	9/2/2014	10/3/2014	10/28/2014
Provision Kits (Single Aisle Programs)	1/2/2014	1/30/2014	3/3/2014	3/31/2014	5/2/2014	8/4/2014	6/27/2014
Radomes (Single Aisle Programs)	4/14/2014	5/13/2014	6/16/2014	7/14/2014	8/15/2014	9/17/2014	10/10/2014

Preliminary On-Dock Dates Month of Delivery
Item	Feb 2015	Mar 2015	Apr 2015	May 2015	Jun 2015	Jul 2015
Seats	12/15/2014	1/22/2015	2/19/2015	3/23/2015	4/22/2015	5/21/2015
Galleys/Furnishings	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	5/14/2015
Antennas & Mounting Equipment	10/15/2014	11/21/2014	12/19/2014	1/23/2015	2/23/2015	3/20/2015
Avionics	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	3/13/2015
Cabin Systems Equipment	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	5/14/2015
Miscellaneous Emergency Equipment	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	5/14/2015
Textiles/Raw Material	8/29/2014	11/17/2014	10/28/2014	12/1/2014	1/9/2015	5/14/2015
Cargo Systems (Singe Aisle Programs)	11/24/2014	1/2/2015	1/29/2015	3/2/2015	4/1/2015	4/30/2015
Provision Kits (Single Aisle Programs)	7/24/2014	9/2/2014	9/29/2014	11/2/2015	12/1/2014	12/23/2014
Radomes (Single Aisle Programs)	11/7/2014	12/15/2014	1/12/2015	2/16/2015	3/16/2015	4/14/2015

Attachment B to Exhibit E of PA 1810		SA-83
	BOEING PROPRIETARY	Page	4

Preliminary On-Dock Dates Month of Delivery
Item	Aug 2015	Sep 2015	Oct 2015	Nov 2015	Dec 2015	Jan 2016
Seats	6/22/2015	7/23/2015	8/21/2015	9/22/2015	10/22/2015	11/18/2015
Galleys/Furnishings	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015
Antennas & Mounting Equipment	4/22/2015	5/22/2015	6/22/2015	7/22/2015	8/21/2015	9/18/2016
Avionics	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015
Cabin Systems Equipment	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015
Miscellaneous Emergency Equipment	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015
Textiles/Raw Material	3/10/2015	4/9/2015	5/8/2015	6/9/2015	7/10/2015	8/6/2015
Cargo Systems (Singe Aisle Programs)	5/1/2015	7/2/2015	8/1/2015	9/1/2015	10/1/2015	10/28/2015
Provision Kits (Single Aisle Programs)	2/2/2015	3/2/2015	4/1/2015	5/1/2015	6/1/2015	6/29/2015
Radomes (Single Aisle Programs)	5/15/2015	6/16/2015	7/14/2015	8/14/2015	9/15/2015	10/12/2015

Preliminary On-Dock Dates Month of Delivery
Item	Feb 2016	Mar 2016	Apr 2016	May 2016	Jun 2016	Jul 2016
Seats	12/15/2015	1/21/2016	2/19/2016	3/23/2016	4/21/2016	5/20/2016
Galleys/Furnishings	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Antennas & Mounting Equipment	10/15/2015	11/20/2015	12/18/2015	1/22/2016	2/22/2016	3/21/2016
Avionics	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Cabin Systems Equipment	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Miscellaneous Emergency Equipment	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Textiles/Raw Material	8/31/2015	9/29/2015	10/28/2015	12/2/2015	1/11/2016	2/9/2016
Cargo Systems (Singe Aisle Programs)	11/24/2015	12/23/2015	1/29/2016	3/2/2016	3/31/2016	4/29/2016
Provision Kits (Single Aisle Programs)	7/24/2015	8/24/2015	9/29/2015	11/2/2105	12/1/2015	12/23/2015
Radomes (Single Aisle Programs)	11/9/2015	12/14/2015	1/12/2016	2/16/2016	3/14/2016	4/13/2016

Attachment B to Exhibit E of PA 1810		SA-83
	BOEING PROPRIETARY	Page	5

Preliminary On-Dock Dates Month of Delivery
Item	Aug 2016	Sep 2016	Oct 2016	Nov 2016	Dec 2016	Jan 2017
Seats	6/22/2015	7/21/2016	8/23/2016	9/22/2016	10/21/2016	11/18/2016
Galleys/Furnishings	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Antennas & Mounting Equipment	4/22/2016	5/20/2016	6/23/2016	7/22/2016	8/22/2106	9/19/2016
Avionics	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Cabin Systems Equipment	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Miscellaneous Emergency Equipment	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Textiles/Raw Material	3/10/2016	4/7/2016	5/10/2016	6/9/2016	7/11/2016	8/9/2016
Cargo Systems (Singe Aisle Programs)	6/1/2016	7/1/2016	8/2/2016	9/1/2016	10/1/2016	10/28/2016
Provision Kits (Single Aisle Programs)	2/1/2016	3/1/2016	4/1/2016	5/2/2016	6/1/2016	6/28/2016
Radomes (Single Aisle Programs)	5/16/2016	5/13/2016	7/15/2016	8/15/2016	9/14/2016	10/11/2016

Preliminary On-Dock Dates Month of Delivery
Item	Feb 2017	Mar 2017	Apr 2017	May 2017	Jun 2017
Seats	12/14/2016	1/23/2017	2/20/2017	3/23/2017	4/20/2017
Galleys/Furnishings	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017
Antennas & Mounting Equipment	10/14/2016	11/23/2016	12/20/2016	1/23/2017	2/20/2017
Avionics	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017
Cabin Systems Equipment	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017
Miscellaneous Emergency Equipment	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017
Textiles/Raw Material	8/30/2016	9/29/2016	10/27/2016	12/1/2016	1/9/2017
Cargo Systems (Singe Aisle Programs)	11/23/2016	1/3/2017	1/30/2017	3/2/2017	3/30/3017
Provision Kits (Single Aisle Programs)	7/22/2016	9/2/2016	9/30/2016	11/2/2016	11/30/2016
Radomes (Single Aisle Programs)	12/14/2016	1/23/2017	1/13/2017	2/16/2017	3/13/2017

Attachment B to Exhibit E of PA 1810		SA-83
	BOEING PROPRIETARY	Page	6

Preliminary On-Dock Dates for deliveries from January 2018 to May 2018 are TBD.

Additional Delivery Requirements - Import.
Buyer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Buyer’s BFE shipments comply with U.S. Customs Service regulations. In the event Buyer requests Boeing, in writing, to act as importer of record for Buyer’s BFE, and Boeing agrees to such request, Buyer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Buyer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Buyer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

Attachment B to Exhibit E of PA 1810		SA-83
	BOEING PROPRIETARY	Page	7

SWA-PA-1810-LA-1001315R2

Southwest Airlines Co.
2707 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

***

1.     ***

2.    ***

***
P.A. No. 1810	SA-83

Southwest Airlines Co.
SWA-PA-1810-LA-1001315R2

Page	2

3.    ***

***
P.A. No. 1810	SA-83

Southwest Airlines Co.
SWA-PA-1810-LA-1001315R2

Page	3

4.    ***

***
P.A. No. 1810	SA-83

Southwest Airlines Co.
SWA-PA-1810-LA-1001315R2

Page	4

5.     ***

***
P.A. No. 1810	SA-83

Southwest Airlines Co.
SWA-PA-1810-LA-1001315R2

Page	5

6.	Assignment.

Notwithstanding any other provisions of the Agreement, the rights and obligations described in this Letter Agreement, *** have been provided to Buyer and cannot be assigned, in whole or in part.

7.	Confidential Treatment

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Buyer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Buyer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Section) without the prior written consent of Boeing and (c) any auditors and attorneys of Buyer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Section, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Buyer shall be fully responsible to Boeing for compliance with such obligations.

***
P.A. No. 1810	SA-83

Southwest Airlines Co.
SWA-PA-1810-LA-1001315R2

Very truly yours,

THE BOEING COMPANY

By /s/ Jeff Solomon

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 13 , 2013

SOUTHWEST AIRLINES CO.

By /s/ Michael Van de Ven

Its Executive Vice President

***
***
P.A. No. 1810	SA-83

Attachment A to SWA-PA-1810-LA1001315

Page	1	of 2

***

Letter Agmt SWA-PA-1810-LA-1001315R2; paragraph 3
No.	Model	Aircraft Block	MSN's	Current Delivery Mo.	Base Year	***
1	737-700	T-W-2b	36962	July-11	1999	***
2	737-700	T-W-2b	36963	July-11	1999	***
3	737-700	T-W-2b	36965	August-11	1999	***
4	737-700	T-W-2b	36967	October-11	1999	***
5	737-800	800LUV	36980	March-12	2011	***
6	737-800	800LUV	36983	April-12	2011	***
7	737-800	800LUV	36985	May-12	2011	***
8	737-800	800LUV	36987	May-12	2011	***
9	737-800	800LUV	36990	July-12	2011	***
10	737-800	800LUV	36992	August-12	2011	***
11	737-800	800LUV	36994	September-12	2011	***
12	737-800	800LUV	37003	November-12	2011	***
13	737-800	800LUV	37009	December-12	2011	***
14	737-800	800LUV	36973	March-13	2011	***
15	737-800	800LUV	36998	March-13	2011	***
16	737-800	800LUV	36908	April-13	2011	***
17	737-800	800LUV	36933	September-13	2011
18	737-800	800LUV	42526	November-13	2011
19	737-800	800LUV	37004	March-14	2011
20	737-800	800LUV	42521	May-14	2011
21	737-800	800LUV	42522	June-14	2011
22	737-800	800LUV	tbd	June-14	2011
23	737-800	800LUV	tbd	June-14	2011
24	737-800	800LUV	42523	July-14	2011
25	737-800	800LUV	tbd	July-14	2011
26	737-800	800LUV	tbd	July-14	2011
27	737-800	800LUV	tbd	July-14	2011
28	737-800	800LUV	42524	August-14	2011
29	737-800	800LUV	42525	August-14	2011
30	737-800	800LUV	36935	September-14	2011
31	737-800	800LUV	42527	September-14	2011
32	737-800	800LUV	42528	September-14	2011
33	737-800	800LUV	42531	September-14	2011
34	737-800	800LUV	36909	October-14	2011
35	737-700	800LUV	37043	November-14	2011
36	737-800	800LUV	42529	December-14	2011
37	737-800	800LUV	42530	December-14	2011
38	737-700	800LUV	37045	December-14	2011
39	737-700	800LUV	37037	December-14	2011
40	737-700	700LUV	42535	January-15	2011
41	737-700	700LUV	42536	February-15	2011
42	737-700	700LUV	42537	March-15	2011
43	737-700	700LUV	42538	April-15	2011
44	737-700	700LUV	42539	May-15	2011
45	737-700	700LUV	42540	June-15	2011
46	737-700	700LUV	42541	July-15	2011
47	737-700	700LUV	42542	August-15	2011
48	737-700	700LUV	42543	September-15	2011

SA-83

Attachment A to SWA-PA-1810-LA1001315

Page	2	of 2

49	737-700	700LUV	36940	November-15	2011
50	737-700	700LUV	36938	April-16	2011
51	737-700	700LUV	36939	May-16	2011
52	737-700	700LUV	36945	July-16	2011
53	737-700	700LUV	36977	September-16	2011
54	737-700	700LUV	42532	January-17	2011
55	737-700	700LUV	36910	January-17	2011
56	737-700	700LUV	36970	February-17	2011
57	737-700	700LUV	36969	February-17	2011
58	737-700	700LUV	36972	March-17	2011
59	737-700	700LUV	36927	April-17	2011
60	737-700	700LUV	36974	April-17	2011
61	737-700	700LUV	36925	May-17	2011
62	737-700	700LUV	36975	May-17	2011
63	737-700	700LUV	36976	June-17	2011
64	737-700	700LUV	36926	January-18	2011
65	737-700	700LUV	42533	February-18	2011
66	737-700	700LUV	42545	February-18	2011
67	737-700	700LUV	42534	March-18	2011
68			tbd
69			tbd
70			tbd
71			tbd

SA-83

Attachment B to
Letter Agreement No. SWA-PA-1810-LA-1105884R1
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-700	154500 pounds	Detail Specification:	D019A001SWA37P-1 Rev New
Engine Model/Thrust:	CFM56-7B24	24000 pounds	Base Aircraft Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Base Aircraft Price:		***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Special Features:		***
Sub-Total of Aircraft Base Price and Features:		***	Aircraft Price Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Non-Refundable Deposit/Aircraft at Def Agreemt:		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jan-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Jan-2016	1	***		***	***	***	***	***
Jun-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Jul-2016	1	***		***	***	***	***	***
Aug-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Sep-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Oct-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Nov-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Nov-2016	1	***		***	***	***	***	***
Dec-2016	1	***	Deposit paid prior to SA-75	***	***	***	***	***
Dec-2016	2	***		***	***	***	***	***
Jan-2017	2	***		***	***	***	***	***
Feb-2017	1	***		***	***	***	***	***

SWA-PA-01810-LA-1105884R1 (58928-10 TXT)		SA-83
	BOEING PROPRIETARY	Page	1

Attachment B to
Letter Agreement No. SWA-PA-1810-LA-1105884R1
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Mar-2017	2	***		***	***	***	***	***
Apr-2017	2	***		***	***	***	***	***
May-2017	2	***		***	***	***	***	***
Jun-2017	1	***		***	***	***	***	***
Dec-2017	2	***	Deposit paid prior to SA-75	***	***	***	***	***
Jan-2018	1	***		***	***	***	***	***
Feb-2018	2	***		***	***	***	***	***
Mar-2018	1	***		***	***	***	***	***
Apr-2018	1	***		***	***	***	***	***
May-2018	2	***		***	***	***	***	***
Jun-2018	2	***		***	***	***	***	***
Jul-2018	1	***		***	***	***	***	***
Aug-2018	2	***		***	***	***	***	***
Total:	36

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SWA-PA-1810-LA-1105885R1

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***
Reference:	a) Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. Unless otherwise noted, this Letter Agreement is solely applicable to the Block 700LUV Aircraft identified in Table 1a of the Purchase Agreement (Block 700LUV Aircraft). All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***

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2.***

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3.	***

4.	***

5.	Assignment.
Unless otherwise noted herein, *** This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

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6.	Confidentiality
Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13 , 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

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SWA-PA-1810-LA-1105888R3

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

Reference:	a) Purchase Agreement No. 1810 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 and 737-8H4 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

***

1.	***

2.Termination of Agreements relating to Large Area Display System. Boeing and Buyer hereby terminate all agreements relating to the installation of large area display systems on Buyer’s 737-300/-500 aircraft in Buyer’s fleet (LADS Project). *** Boeing and Buyer hereby agree that neither party shall have any further obligations with respect to the LADS Project.

3. ***

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*** Aircraft by MSN
36717	33943
34861	33925
33923	36724
36718	33917
33929	34479
36399	34862
33927	35110
33928	33918
35109	33930
35788	33931
36091	33921
33926	33922
33919	36725
33934	33933
33924	36716

4.    Assignment.
The business terms described in this Letter Agreement are provided *** in consideration of Buyer’s taking title to the Firm Aircraft and Option Aircraft at time of delivery and becoming the operator of the Firm Aircraft and Option Aircraft. Under no circumstances will Buyer be permitted to assign the business terms set forth herein.

5.    Confidentiality
Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Buyer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Buyer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors and attorneys of Buyer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or are otherwise bound by a

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confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Buyer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

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SWA-PA-01810/03729-LA-1301169

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

Reference:	(a) Purchase Agreement No. 1810 between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-700 and 737-800 aircraft (NG Purchase Agreement)
(b) Purchase Agreement No. 3729 between Boeing and Customer relating to Model 737-7 and 737-8 aircraft (MAX Purchase Agreement)
(c) Letter Agreement SWA-PA-01810-LA-1105884, “Option Aircraft”, (Option Letter Agreement).

This letter agreement (Letter Agreement) amends and supplements the NG Purchase Agreement and MAX Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the NG Purchase Agreement and MAX Purchase Agreement.

1.    ***

2.    ***

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3.	***

4.Assignment.
The business terms described in this Letter Agreement are provided *** in consideration of Customer’s taking title to the Firm Aircraft and Option Aircraft at time of delivery and becoming the operator of the Firm Aircraft and Option Aircraft. Under no circumstances will Customer be permitted to assign the business terms set forth herein.

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5.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13 , 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

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